[USAA        USAA                                STATEMENT OF
EAGLE        MUTUAL                              ADDITIONAL INFORMATION
LOGO (R)]    FUND, INC.                          MAY 1, 2003
                                                 AS SUPPLEMENTED
                                                 NOVEMBER 20, 2003

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                             USAA MUTUAL FUND, INC.
                (S&P 500 Index Fund, Extended Market Index Fund,
                           and Nasdaq-100 Index Fund)

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, three of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, and the Nasdaq-100 Index Fund (collectively, the Funds). The Funds are classified as diversified, except the Nasdaq-100 Index Fund, which is classified as nondiversified.

     With respect to the Extended Market Index Fund, the Company invests all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series Trust (Trust), advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA).

     You may obtain a free copy of a prospectus dated May 1, 2003, for any of the Funds by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with a Fund's prospectus.

     The financial statements for the S&P 500 Index Fund, Extended Market Index Fund (and the Extended Market Portfolio), and Nasdaq-100 Index Fund, and the Independent Auditors' Reports thereon for the fiscal year ended December 31, 2002, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

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                               TABLE OF CONTENTS

        Page
        2       Valuation of Securities
        3       Conditions of Purchase and Redemption
        3       Additional Information Regarding Redemption of Shares
        4       Investment Plans
        5       Investment Policies
        19      Investment Restrictions
        23      Portfolio Transactions and Brokerage Commissions
        25      Description of Shares
        26      Tax Considerations
        27      Directors and Officers of the Company
        35      Trustees and Officers of the Extended Market Portfolio
        41      Investment Adviser
        43      Administrator
        45      General Information
        45      Calculation of Performance Data
        49      Appendix A -- Comparison of Fund Performance
        52      Appendix B -- Short-Term Debt Ratings
        54      Appendix C -- Dollar-Cost Averaging
        55      Appendix D -- USAA Family of Mutual Funds
        56      Appendix E -- Investing in an IRA


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                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     With  respect to the  Extended  Market  Index  Fund,  the  Extended  Market
Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market quotations or valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued by the method that most accurately reflects their current worth in the judgment of the Board of Trustees of the Extended Market Portfolio.

     Each investor in the Extended Market Portfolio, including the Extended Market Index Fund, may add to or reduce its investment in the Extended Market Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investors interest in the Extended Market Portfolio will be determined by multiplying the net asset value of the Extended Market Portfolio by the percentage representing that investors share of the aggregate beneficial interests in the Extended Market Portfolio. Any additions or reductions that are to be effected on that day will then be effected. The investors percentage of the aggregate beneficial interests in the Extended Market Portfolio will then be recomputed as the percentage equal to the fraction
(1) the numerator of which is the value of such investors investment in the Extended Market Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investors investment in the Extended Market Portfolio effected on such day and
(2) the denominator of which is the aggregate net asset value of the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Extended Market Portfolio by all investors in the Extended Market Portfolio. The percentage so determined will then be applied to determine the value of the investors interest in the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

     The value of the securities of the S&P 500 Index and the Nasdaq-100 Index are determined by one or more of the following methods:

     (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention available at the time a Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

     (2) Over-the-counter securities are generally priced using the NASDAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

     (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     (4) Other debt securities may be valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Services judgment, these prices are readily available and are representative of the securities market values. For many securities, such prices are not readily available. The Service generally prices those

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

securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

     (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager and, if applicable, in consultation with the investment subadviser(s) for a Fund (Subadviser(s)), under valuation procedures approved by the Board of Directors.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect a Fund's NAV. If the Manager determines that a particular event would materially affect a Fund's NAV, then the Manager, under valuation procedures approved by the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.


                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (the Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you may complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Funds provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so

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that disposal of the Company's  investments  or determination  of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individuals commanding officer.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) -- The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE -- The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM -- The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT -- The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN -- The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE -- The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS -- If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans will permit you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate

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

participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund and S&P 500 Index Fund Reward Shares).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P. O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                              INVESTMENT POLICIES

The investment objectives of the Funds are described in each Fund's prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy.

S&P 500 INDEX FUND

     The following is provided as additional information with respect to the S&P 500 Index Fund.

     EQUITY SECURITIES. The S&P 500 Index Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, equity securities are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

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

     SHORT-TERM INSTRUMENTS. When the S&P 500 Index Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Northern Trust Investments, Inc. (NTI); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of NTI.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933Act of resales of certain securities to qualified institutional buyers. NTI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for


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the trading,  clearance,  and settlement of unregistered  securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Directors, NTI determines the liquidity of restricted securities and, through reports from NTI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     In reaching liquidity decisions, NTI will consider, among other things, the following factors: (1)the frequency of trades and quotes for the security;
(2)the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3)dealer undertakings to make a market in the security; and (4)the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The S&P 500 Index Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The S&P 500 Index Fund may lend its securities in accordance with a lending policy that has been authorized by the Company's Board of Directors and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Company equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

     REPURCHASE AGREEMENTS. The S&P 500 Index Fund may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the

Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The S&P 500 Index Fund may enter into contracts for the purchase or sale for future delivery of the Index.

     At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The S&P 500 Index Fund may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

    The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's Board of Directors has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON SECURITIES INDEXES. The S&P 500 Index Fund may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     The Fund may purchase call and put options on the Index. The Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Fund would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

     SECURITY SUBSTITUTION. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holdings increased weighting in the index at a price lower than that of the acquiring company's stock.

EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Company may withdraw the Fund's investment from the Extended Market Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so.

     Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

     EQUITY SECURITIES. The Extended Market Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM  INSTRUMENTS.  When the Extended  Market  Portfolio  experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Extended Market Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Extended Market Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of the Extended Market Portfolio's adviser, MLQA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of MLQA.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Extended Market Portfolio, MLQA determines the liquidity of restricted securities and, through reports from MLQA, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Extended Market Portfolio could be adversely affected.

     In reaching liquidity decisions, MLQA will consider factors that may include, among other things: (1)the frequency of trades and quotes for the security; (2)the number of dealers and other potential purchasers wishing to purchase or sell the security; (3)dealer undertakings to make a market in the security; and (4)the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Extended Market Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Extended Market Portfolio until settlement takes place. At the time the Extended Market Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Extended Market Portfolio identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Extended Market Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Extended Market Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Extended Market Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Extended Market Portfolios total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The Extended Market Portfolio may lend securities with a value not exceeding 33 1/3% of the total value of its portfolio securities to banks, brokers, and other financial organizations. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Extended Market Portfolio typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Extended Market Portfolio may receive a flat fee for its loans. The Extended Market Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Extended Market Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities. Cash collateral may be invested in a money market fund managed by MLQA (or its affiliates) and MLQA may serve as the Extended Market Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Extended Market Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Extended Market Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Extended Market Portfolio could experience a loss. In all cases, MLQA must find the creditworthiness of the other party to the transaction satisfactory.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Extended Market Portfolio may enter into contracts for the purchase or sale for future delivery of the Index.

     At the same time a futures contract on the Index is entered into, the Extended Market Portfolio must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Extended Market Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Extended Market Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants' decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by MLQA may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although MLQA believes that use of such contracts will benefit the Extended Market Portfolio, these investments in futures may cause the Extended Market Portfolio to realize gains and losses for tax purposes that would not otherwise be realized if the Extended Market Portfolio were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Extended Market Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Extended Market Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Extended Market Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Extended Market Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Extended Market Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Extended Market Portfolio intends to purchase. If a put or call option the Extended Market Portfolio has written is exercised, the Extended Market Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Extended Market Portfolios losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract, with respect to the Index, is similar in some respects to the purchase of protective put options on the Index. For example, the Extended Market Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

     The amount of risk the Extended Market Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Extended Market Portfolio's Board of Trustees has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Extended Market Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Extended Market Portfolio and premiums paid on outstanding options on futures contracts owned by the Extended Market Portfolio would exceed 5% of the Extended Market Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON  SECURITIES  INDEXES.  The Extended  Market  Portfolio may write
(sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Extended Market Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Extended Market Portfolio.

     By writing a covered call option, the Extended Market Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Extended Market Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Extended Market Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Extended Market Portfolio writes an option, an amount equal to the net premium received by the Extended Market Portfolio is included in the liability section of the Extended Market Portfolios Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Extended Market Portfolio enters into a closing purchase transaction, the Extended Market Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Extended Market Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Extended Market Portfolio.

     The Extended Market Portfolio may purchase call and put options on the Index. The Extended Market Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Extended Market Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Extended Market Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the pre-mium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Extended Market Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Extended Market Portfolio, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Extended Market Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Extended Market Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed herein. The Extended Market Portfolios activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, MLQA may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Extended Market Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Extended Market Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Extended Market Portfolios Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Extended Market Portfolios commitment with respect to these instruments or contracts.

NASDAQ-100 INDEX FUND

The following is provided as additional information with respect to the Nasdaq-100 Index Fund.

     BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by the Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     The Fund also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Funds should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

     To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Fund may use futures as a substitute for a comparable market position in the underlying securities.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

     The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission
(CFTC). In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, the Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide any appropriate additional disclosure in its prospectus.

     FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES, AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

     Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

     Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund currently does not intend on investing more than 5% of their assets in when-issued securities during the coming year. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     OTHER INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

     ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, the Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend securities from its portfolios to brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereunto the borrower or a placing broker.

     In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness, and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

     OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest. To the extent that such investments are consistent with its investment objective, the Fund may also invest in debt obligations of supranational entities.
Supranational  entities  include  international   organizations   designated  or
supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Fund may invest include:
(i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (CDs), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by the Fund's investment adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P ; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Fund's investment adviser are of comparable quality to obligations of U.S. banks, which may be purchased by the Fund.

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

     In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     WARRANTS. To the extent that such investments are consistent with its investment objective, the Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

     SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of the Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies).


                            INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Portfolio have been adopted as fundamental policies of the Funds or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be.

S&P 500 INDEX FUND

As a matter of fundamental policy, the S&P 500 Index Fund may not:

     (1) with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities, as such term is defined in the 1940
Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer;

     (2) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (3) invest 25% or more of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities;

     (4) issue senior securities, except as permitted under the 1940 Act;

     (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

     (7) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

     (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

     The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     The Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Company is requested to vote on a fundamental policy of the Extended Market Portfolio, the Company will hold a meeting of the Funds shareholders and will cast its vote as instructed by the Funds shareholders. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Directors of the Company in the same proportion as the Fund shareholders who do, in fact, vote.

     As a matter of fundamental policy, the Extended Market Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

     (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

     (3) issue senior securities, except as permitted under the 1940 Act;

     (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

     (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

     (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     The Fund is classified as a diversified fund under the 1940 Act and is subject to the diversification requirements of the 1940 Act. In addition, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Funds total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

     As a matter of fundamental policy, the Extended Market Portfolio may not:

     (1) make any investment inconsistent with the Extended Market Portfolio's classification as a diversified company under the Investment Company Act.

     (2) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index; the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;

     (3) make investments for the purpose of exercising control or management;

     (4) purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, and except further that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Registration Statement, as it may be amended from time to time;

     (6) issue senior securities to the extent such issuance would violate applicable law;

     (7) borrow money, except that (i) the Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies;

     (8) underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

     (9) purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL RESTRICTIONS

In addition, the Fund has adopted nonfundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the nonfundamental restrictions, the Fund may not:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Funds shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Funds Registration Statement.

     (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

     (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options, and futures.

     (e) Change its policy of investing, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days' prior written notice of such change.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their directors, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

     The Extended Market Portfolio has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Portfolio's shareholders.

NASDAQ-100 INDEX FUND

As a matter of fundamental policy, the Nasdaq-100 Index Fund may not:

     (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

     (3) issue senior securities, except as permitted under the 1940 Act;

     (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

     (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

     (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

     The Fund may not purchase any security while borrowings representing more than 5% of the Funds total assets are outstanding.

     The Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, NTI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above and the Conduct Rules of the National Association of Securities Dealers, Inc., NTI may consider sales of shares of any investment company that invests in the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. NTI will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds' assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI's own research effort, since the information must still be analyzed, weighed and reviewed by NTI's staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

     In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI's other clients. Investment decisions for the Funds and for NTI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

     For the fiscal year ended December 31, 2002, the S&P 500 Index Fund paid brokerage commissions in the amount of $473,222 and paid no affiliated brokerage commissions. For the period August 13, 2001 through December 31, 2001, the S&P 500 Index Fund paid brokerage commissions in the amount of $234,999 and paid no affiliated brokerage commissions. Prior to August 13, 2001, the S&P 500 Index Fund was in a master-feeder structure through which the S&P 500 Index Fund invested all of its investable assets in the Equity 500 Index Portfolio, a separately registered investment company advised by Deutsche Asset Management, Inc. (DAMI). For the fiscal years or periods ended December 31, 2001 and 2000, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $371,823 and $810,824, respectively. For the fiscal years or periods ended December 31, 2001 and 2000, the Equity 500 Index Portfolio paid no affiliated brokerage commissions.

     For the years or periods ended December 31, 2002, 2001, and 2000 the Fund paid brokerage commissions in the amounts of $14,957, $13,097, and $ 2,039, respectively. The Fund paid no affiliated brokerage commissions.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, MLQA is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Extended Market Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, to MLQA or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Extended Market Portfolio are frequently placed by MLQA with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Extended Market Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     MLQA seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Extended Market Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Extended Market Portfolio to reported commissions paid by others. MLQA reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     For the years ended December 31, 2002, 2001, and 2000, the Extended Market Portfolio paid brokerage commissions in the amount of $26,712, $71,108, and $41,621. For the years ended December 31, 2002 and 2001, the Extended Market Portfolio paid $1,721 and $375, respectively, to Merrill Lynch as affiliated brokerage commissions. No affiliated brokerage commissions were paid for fiscal year ended December 31, 2000.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper, short-term U.S. government securities, and variable rate securities
(those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the years ended December 31, the Funds' portfolio turnover rates were as follows:

        FUND                                 2002        2001
        S&P 500 Index Fund                   9.00%       14.00%*
        Extended Market Index Fund          28.14%**     97.51%**
        Nasdaq-100 Index Fund               11.01%       17.87%


     * FOR 2001, THE TURNOVER RATE IS BASED ON THE EQUITY 500 INDEX PORTFOLIO'S TURNOVER RATE THROUGH AUGUST 12, 2001, AND THE FUND'S TURNOVER RATE FROM AUGUST 13, 2001 THROUGH DECEMBER 31, 2001.

     ** REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE MASTER EXTENDED MARKET INDEX SERIES.

                             DESCRIPTION OF SHARES


Each Fund is a series of the Company and is diversified, except for the Nasdaq-100 Index Fund, which is nondiversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, three of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The S&P 500 Index Fund was established by the Board of Directors on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established by the Board of Directors on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Extended Market Index, and Nasdaq-100 Index Funds were established by the Board of Directors on July 19, 2000, and commenced public offering of their shares on October 30, 2000.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Directors.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Directors or officers of the Company in the same proportion as the Funds shareholders who do, in fact, vote.

     The Extended Market Portfolio, in which all the Assets of the Extended Market Fund will be invested, is organized as a trust under the laws of the state of Delaware. The Portfolio's Declaration of Trust provides that the Extended Market Index Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Extended Market Portfolio. However, the risk of the Extended Market Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Extended Market Portfolio itself was unable to meet its obligations. Accordingly, the Company's Directors believe that neither the Extended Market Index Fund nor you will be adversely affected by reason of the Fund's investing in the Extended Market Portfolio.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Funds shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); and (2) satisfy certain diversification requirements, at the close of each quarter of the Funds taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchanges that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

     With respect to the Extended Market Portfolio, the Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

     Distributions received by the Extended Market Index Fund from the Extended Market Portfolio generally will not result in the Funds recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Funds basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Funds' respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including subadvisers, IMCO, and its affiliates.

     Set forth below are the Non Interested Directors, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

Directors and officers of the Company who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED DIRECTORS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)   TERM OF           PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH     OFFICE AND        DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND          LENGTH OF                                              IN FUND
                               TIME SERVED                                            COMPLEX
                                                                                      OVERSEEN BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Davis  Director and  Director since    Chairman, Chief Executive Officer,   Four registered         None
(57)             Chairman of   December  1996    and President of United Services     investment companies
                 the Board of                    Automobile Association (USAA)        consisting of 38 funds
                 Directors                       (10/02-present); President
                                                 and Chief Executive Officer of
                                                 USAA (4/00-10/02); President and
                                                 Chief Operating Officer of USAA
                                                 (6/99-3/00);  Director of USAA
                                                 (2/99-present); Deputy Chief
                                                 Executive Officer for Capital
                                                 Management of USAA (6/98-5/99);
                                                 President, Chief Executive
                                                 Officer, Director, and Chairman
                                                 of the Board of  Directors of USAA
                                                 Capital Corporation and several of
                                                 its subsidiaries and affiliates
                                                 (1/97-present); and President, Chief
                                                 Executive Officer, Director, and
                                                 Chairman of the Board of Directors of
                                                 USAA Financial Planning Services (FPS)
                                                 (1/97-7/03). Mr. Davis also serves
                                                 as a Director and Chairman of the
                                                 Boards of Directors of USAA
                                                 Investment Management Company (IMCO),
                                                 USAA Life Insurance Company, USAA
                                                 Federal Savings Bank, USAA Real
                                                 Estate Company, and FPS.

-----------------------------------------------------------------------------------------------------------------------------

Christopher W.   Director,    Director since     President and Chief Executive        Five registered         None
Claus (42)       President,   February 2001      Officer, Director, and Vice Chairman investment companies
                 and Vice                        of the Board of Directors, IMCO      consisting of 43 funds
                 Chairman of                     (2/01-present). Senior Vice
                 the Board                       President of Investment Sales
                 of Director                     and Service,  IMCO  (7/00-2/01);
                                                 Vice President, Investment Sales and
                                                 Service, IMCO (12/94-7/00). Mr. Claus
                                                 also serves as President, Director,
                                                 and Chairman of the Board of Directors
                                                 of USAA Shareholder Account Services.
                                                 He also holds the officer position of
                                                 Senior Vice President of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

* The address of each interested director is 9800 Fredericksburg Road, San Antonio, Texas 78288.

NON-INTERESTED DIRECTORS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S)               NUMBER OF                 OTHER
AND AGE          HELD WITH    OFFICE** AND    DURING PAST 5 YEARS                   PORTFOLIOS IN FUND        DIRECTORSHIPS
                 FUND         LENGTH OF                                             COMPLEX OVERSEEN          HELD BY DIRECTOR
                              TIME SERVED                                           BY DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
Barbara B.       Director    Director since   President, Postal Addvantage          Four registered           None
Dreeben (58)                 January 1994     (7/92-present), which is a postal     investment companies
                                              mail list management service.         consisting of 38 funds

-----------------------------------------------------------------------------------------------------------------------------

Robert L. Mason, Director     Director since  Institute Analyst,  Southwest         Four registered           None
Ph.D.  (57)                   January  1997   Research Institute (3/02-present);    investment companies
                                              Staff Analyst, Southwest Research     consisting of 38 funds
                                              Institute (9/98-3/02); Manager,
                                              Statistical Analysis Section,
                                              Southwest Research  Institute
                                              (2/79-9/98),  which focuses in the
                                              fields of  technological research.

-----------------------------------------------------------------------------------------------------------------------------

Michael F.       Director     Director since  President of Reimherr Business        Four registered           None
Reimherr  (58)                January  2000   Consulting (5/95-present), which      investment companies
                                              performs business valuations of       consisting of 38 funds
                                              large companies to include the
                                              development of annual business
                                              plans, budgets, and internal
                                              financial reporting.

-----------------------------------------------------------------------------------------------------------------------------

Laura T. Starks, Director     Director since  Charles E and Sarah M Seay Regents    Four registered           None
Ph.D. (53)                    May 2000        Chair Professor of Finance,           investment companies
                                              University of Texas at Austin         consisting of 38 funds
                                              (9/96-present).

-----------------------------------------------------------------------------------------------------------------------------

Richard A.       Director     Director since  Vice President, Beldon Roofing and    Four registered           None
Zucker (60)                   January 1992    Remodeling (7/85-present).            investment companies
                                                                                    consisting of 38 funds

=============================================================================================================================

* The address for each Non-Interested Director is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each director is fifteen (15) years or until the director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH       OFFICE AND      DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND            LENGTH OF                                            IN FUND
                                 TIME SERVED                                          COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Clifford A.      Vice President  Vice President  Senior Vice  President, Fixed        Five registered         None
Gladson (53)                     since May 2002  Income Investments, IMCO             investment companies
                                                 (9/02-present); Vice President,      consisting of 43 funds
                                                 Fixed Income Investments, IMCO
                                                 (5/02-9/02);  Vice President,
                                                 Mutual Fund  Portfolios,  IMCO,
                                                 (12/99-5/02);  Assistant Vice
                                                 President Fixed Income Investments,
                                                 IMCO (11/94-12/99).  Mr. Gladson
                                                 also holds the officer position of
                                                 Vice President of the USAA Life
                                                 Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Stuart Wester    Vice President  Vice President  Vice President, Equity Investments,  Five registered         None
 (56)                            since May 2002  IMCO (1/99-present); Vice President, investment companies
                                                 Investment Strategy and Analysis,    consisting of 43 funds
                                                 CAPCO (6/96-1/99).  Mr. Wester also
                                                 holds the officer position of Vice
                                                 President of the USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Mark S. Howard   Secretary       Secretary since Senior Vice President, Life/IMCO     Five registered         None
(40)                             September 2002  FPS General Counsel, USAA            investment companies
                                                 (12/02-20/03); Senior Vice           consisting of 43 funds
                                                 President, Securities
                                                 Counsel,  USAA  (12/02-20/03);
                                                 Senior Vice President, Securities
                                                 Counsel and Compliance, IMCO
                                                 (1/02-12/02); Vice President,
                                                 Securities Counsel & Compliance, IMCO
                                                 (7/00-1/02); and Assistant Vice
                                                 President, Securities Counsel, USAA
                                                 (2/98-7/00).  Mr. Howard also holds
                                                 the officer positions of Senior Vice
                                                 President, Secretary and Counsel for
                                                 IMCO, FPS, USAA Shareholder Account
                                                 Services; and Secretary of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

* The address of each interested director is 9800 Fredericksburg Road, San Antonio, Texas 78288.

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*    POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING           NUMBER OF               OTHER PUBLIC
AND AGE           HELD WITH    OFFICE AND      PAST 5 YEARS                             PORTFOLIOS              DIRECTORSHIPS
                  FUND         LENGTH OF                                                IN FUND
                               TIME SERVED                                              COMPLEX
                                                                                        OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------

David M. Holmes   Treasurer    Treasurer since Senior Vice President,  Life/            Five registered         None
(43)                           June 2001       IMCO/ FPS Senior Financial               investment companies
                                               Officer, USAA  (12/02-present);          consisting of 43 funds
                                               Senior Vice President, Senior
                                               Financial Officer, IMCO (6/01-12/02);
                                               Vice President, Senior Financial
                                               Officer, USAA Real Estate Company
                                               (RealCo) (12/97-5/01); Assistant
                                               Vice President, Capital  Markets,
                                               RealCo (1/96-12/97). Mr. Holmes is
                                               a Director of USAA Life  Insurance
                                               Company and also holds the  officer
                                               positions of Treasurer of the USAA
                                               Life Investment Trust, a registered
                                               investment company offering  five
                                               individual funds and Senior Vice
                                               President, Senior Financial Officer
                                               and Treasurer of USAA Life Insurance
                                               Company, USAA Shareholder Account
                                               Services and FPS.

-----------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley  Assistant    Assistant       Assistant Vice President, Securities     Five registered         None
(43)              Secretary    Secretary since Counsel, USAA (1/03-present); Attorney,  investment companies
                               February 2003   Morrison & Foerster, LLP (1/99-1/03);    consisting of 43 funds
                                               Senior Counsel, Division of Investment
                                               Management, U.S. Securities and
                                               Exchange Commission  (2/96-12/98).
                                               Ms. Smiley also holds the officer
                                               positions of  Assistant Vice President
                                               and Assistant Secretary of IMCO and
                                               FPS; and Assistant Secretary of
                                               the USAA Life Investment  Trust, a
                                               registered investment company
                                               offering five  individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Roberto Galindo,  Assistant    Assistant       Assistant Vice President,  Portfolio     Five registered         None
Jr. (43)          Treasurer    Treasurer       Accounting/Financial  Administration,    investment companies
                               since July      USAA (12/02-present); Assistant Vice     consisting of 43 funds
                               2000            President, Mutual Fund Analysis &
                                               Support, IMCO, (10/01-12/02);  Executive
                                               Director, Mutual Fund Analysis & Support,
                                               IMCO (6/00-10/01); Director, Mutual Fund
                                               Analysis, IMCO (9/99-6/00); Vice President,
                                               Portfolio Administration, Founders Asset
                                               Management LLC (7/98-8/99);  Assistant
                                               Vice President, Director of Fund & Private
                                               Client Accounting, Founders Asset
                                               Management LLC (7/93-7/98). Mr. Galindo
                                               also holds the officer position of
                                               Assistant Treasurer of the USAA Life
                                               Investment Trust, a registered investment
                                               company offering five individual funds.

=============================================================================================================================

* The address of each interested director and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

 COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended December 31, 2002, the Board of Directors held meetings eight times. A portion of these meetings is devoted to various committees meetings of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. Directors Davis, Claus, and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Directors reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended December 31, 2002, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended December 31, 2002, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended December 31, 2002, the Corporate Governance Committee held meetings eight times.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Company Funds listed in this SAI and in all the USAA family of funds overseen by the Directors as of the calendar year ended December 31, 2002.

                                                                      USAA FAMILY
                            S&P 500    EXTENDED MARKET   NASDAQ-100    OF FUNDS
                          INDEX FUND     INDEX FUND      INDEX FUND       TOTAL
INTERESTED DIRECTORS

Robert G. Davis              None          None            None          None
Christopher W. Claus   $10,001-$50,000     None            None        Over $100,000

NON INTERESTED DIRECTORS

Barbara B. Dreeben     $10,001-$50,000     None            None        Over $100,000
Robert L. Mason              None          None            None      $50,001-$100,000
Michael F. Reimherr      $0-$10,000        None            None        Over $100,000
Laura T. Starks              None          None            None        Over $100,000
Richard A. Zucker      $50,00-$100,000     None            None        Over $100,000

     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Independent Directors of the Company and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2002.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended December 31, 2002.

       NAME                      AGGREGATE       TOTAL COMPENSATION
        OF                     COMPENSATION        FROM THE USAA
     DIRECTOR                FROM THE COMPANY    FAMILY OF FUNDS (b)

INTERESTED DIRECTOR
Robert G. Davis                   None (a)             None (a)
Christopher W. Claus              None (a)             None (a)

NON INTERESTED DIRECTOR
Barbara B. Dreeben              $   11,877          $   47,508
Robert L. Mason                 $   12,252          $   49,008
Michael F. Reimherr             $   12,377          $   49,508
Laura T. Starks                 $   12,002          $   48,008
Richard A. Zucker               $   12,877          $   51,508

     (A)  ROBERT G.  DAVIS AND  CHRISTOPHER  W.  CLAUS ARE  AFFILIATED  WITH THE
          COMPANY'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVE NO REMUNERATION FROM THE COMPANY OR ANY OTHER FUND OF THE USAA FAMILY OF FUNDS.

     (B) AT DECEMBER 31, 2002, THE USAA FAMILY OF FUNDS CONSISTED OF FOUR REGISTERED INVESTMENT COMPANIES OFFERING 39 INDIVIDUAL FUNDS. EACH DIRECTOR PRESENTLY SERVES AS A DIRECTOR OR TRUSTEE OF EACH INVESTMENT COMPANY IN THE USAA FAMILY OF FUNDS.

     All of the above Directors are also Directors/Trustees of the other funds in the USAA family of funds. No compensation is paid by any Fund to any Director/Trustee who is a Director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of December 31, 2002, the officers and Directors of the Company and their immediate families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of April 1, 2003, USAA and its affiliates owned 4,779,380 Reward Shares (3.7%) of the USAA S&P 500 Index Fund and no shares of the Extended Market Index Fund, and the Nasdaq-100 Index Fund.

     The Company knows of no other persons who, as of April 1, 2003, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, or the Nasdaq-100 Index Fund.

APPROVAL OF ADVISORY AGREEMENTS

     INTRODUCTION. IMCO serves as the manager or investment adviser for the S&P 500 Index Fund, the Extended Market Index Fund, and the Nasdaq-100 Index Fund pursuant to management and investment advisory agreements between the Company and IMCO (the IMCO Advisory Agreements). In addition, Northern Trust Investments, Inc. (NTI) serves as the subadviser of the S&P 500 Index and Nasdaq-100 Index Funds pursuant to a subadvisory agreement with IMCO (the NTI Subadvisory Agreement). The IMCO Advisory Agreements and the NTI Subadvisory Agreement are sometimes referred to collectively in this SAI as the Advisory Agreements.

     The IMCO Advisory Agreement for the S&P 500 Index and Nasdaq-100 Index Funds was last approved by the Board of Directors, including a majority of the directors that are not "interested persons" of the Company (the Independent Directors), on April 23, 2003, for a one-year period ending June 30, 2004. With respect to the S&P 500 Index Fund, the NTI Subadvisory Agreement was initially approved by the directors, including a majority of the Independent Directors, on February 27, 2003, for a two-year period ending April 30, 2005. With respect to the Nasdaq-100 Index Fund, the NTI Subadvisory Agreement was initially approved by the directors, including a majority of the Independent Directors, on September 24, 2003, for a two-year period ending September 30, 2005. The IMCO Advisory Agreement for the Extended Market Index Fund was last approved by the Board of Directors, including a majority of the Independent Directors, on April 23, 2003, for the period ending June 30, 2004. At each of these meetings, the Independent Directors were represented by independent counsel to assist them in connection with their consideration of the Advisory Agreements. In advance of each meeting, the Directors received substantial information relating to the Advisory Agreements and each of the investment advisers and subadvisers then being considered, and were given the opportunity to ask questions and request additional information from management. After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted unanimously at each meeting to approve each Advisory Agreement then under consideration. In approving each Advisory Agreement, the Directors did not identify any single factor as all-important or controlling.

     IMCO ADVISORY AGREEMENT AND NTI SUBADVISORY AGREEMENT FOR THE S&P 500 INDEX FUND. During its deliberations with respect to the IMCO Advisory Agreement for the S&P 500 Index Fund in April 2003, the Board noted that IMCO had been responsible for managing the overall operations of the Fund continuously since its inception in May 1996. The Board considered the quality of the services provided by IMCO over this period and its success in monitoring the performance of the Fund. The Board noted that IMCO would be responsible for paying NTI its fees for subadvisory services in the subadvisory arrangement and that IMCO had agreed to cap total expenses of the Member Shares of the Fund under the advisory arrangement at .35 of 1% of the Fund's average net assets (ANA) and the Reward Shares of the Fund under the advisory arrangement at .17 of 1% of the Fund's ANA.

     As part of the review process, the Board examined comparative information concerning the fees charged by investment advisers of similar mutual funds, the expense ratios of the Fund and comparable mutual funds and the performance of the Fund and comparable mutual funds over various time periods. The Board also examined financial information provided by IMCO concerning the profitability to IMCO and its affiliated companies attributable to operating the Fund. Based upon these and other factors, the Board determined that the fees payable to IMCO under the Advisory Agreement were reasonable and approved the IMCO Advisory Agreement with respect to the S&P 500 Index Fund.

     In approving the NTI Subadvisory Agreement with respect to the S&P 500 Index Fund, the Board considered that NTI purchased the passive index management business of Deutsche Asset Management, Inc. (DAMI) and that the portfolio managers who had been managing the Fund as employees of DAMI would continue to manage the Fund as employees of NTI. In addition, the Board considered the experience and success of NTI in managing similar index products and the qualifications of the individuals at NTI responsible for these investment activities. The Board considered the ability and willingness of NTI to devote appropriate resources to managing the assets of the Fund under the subadvisory arrangement, the reasonableness of the fees proposed to be paid to NTI for these services, and the likelihood that IMCO and NTI will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement. Based upon these and other factors, the Board determined that the fees payable by IMCO to the NTI under the NTI Subadvisory Agreement were reasonable and approved the NTI Subadvisory Agreement.

     IMCO ADVISORY AGREEMENT FOR THE EXTENDED MARKET INDEX FUND. During its deliberations with respect to the approval of the IMCO Advisory Agreement for the Extended Market Index Fund in April 2003 the Board considered the fact that the Fund would operate in a master-feeder structure through which the Fund would invest all of its investable assets in a separate registered investment company advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA). The Board noted the success of IMCO in managing the S&P 500 Index Fund using substantially the same master-feeder structure and IMCO's effectiveness in monitoring the activities of the investment adviser for the underlying master fund of the S&P 500 Index Fund. The Board also considered the fact that IMCO receives no investment advisory fee for serving as the investment adviser of the Extended Market Index Fund so long as the Fund is operated in a master-feeder structure. In addition, the Board considered the projected total expenses of the Fund and the commitment by IMCO to cap the total expenses of the Fund at .50 of 1% of the Fund's ANA. As part of the approval process, the Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of a similar index and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board approved the IMCO Advisory Agreement with respect to the Extended Market Index Fund for an additional one-year term.

     IMCO ADVISORY AGREEMENT AND NTI SUBADVISORY AGREEMENT FOR THE NASDAQ-100 INDEX FUND. During its consideration of the IMCO Advisory Agreement for the Nasdaq-100 Index Fund in April 2003, the Board considered the experience and success of IMCO in monitoring the investment activities of other investment advisers of index products. The Board considered the commitment provided by IMCO to cap expenses of the Nasdaq-100 Index Fund at 1% of its ANA. The Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of similar indexes and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board determined that the fees payable by the Funds to IMCO under the IMCO Advisory Agreement were reasonable and approved the Advisory Agreement for the Nasdaq-100 Index Fund for an additional one-year period.

     In approving the NTI Subadvisory Agreement with respect to the Nasdaq-100 Index Fund on September 24, 2003, the Board considered numerous factors including NTI's investment performance record managing similar funds and accounts, the reasonableness of the fees proposed to be paid by IMCO to NTI for these services, and the likelihood that IMCO and NTI would be able to work together effectively to pursue the Fund's investment objective.

     CODE OF ETHICS. The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Company's Board of Directors reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the codes of ethics annually.

     Additionally, while the officers and employees of NTI may engage in personal securities transactions, they are restricted by the procedures in Codes of Ethics adopted by NTI. These Codes of Ethics were designed to ensure that the shareholders' interests come before those of the individuals who manage their funds. They also prohibit the advisory and other investment persons from buying securities in an initial public offering and discourage or prohibit such personnel from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Codes of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

     Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for each of NTI, and MLQA have been filed with the SEC and are available for public view.

             TRUSTEES AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Trustees consist of five individuals, four of whom are not "interested persons" of the Trust as defined in the Investment Company Act ("non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of each Series and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Each non-interested Trustee is a member of the Trust's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust, (ii) discuss with the independent accountants certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent accountants' and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls and Trust management's responses thereto. The
Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2002.

     BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P., ("MLIM/FAM-advised funds") and other public directorships.

                                                                                          NUMBER OF
                      POSITION HELD TERM OF        PRINCIPAL OCCUPATION(S)                MLIM/FAM-            PUBLIC
NAME, ADDRESS* AND    WITH THE      OFFICE** AND   DURING PAST FIVE YEARS                 ADVISED FUNDS        DIRECTORSHIPS
AGE OF TRUSTEE        TRUST         LENGTH OF                                             AND PORTFOLIOS
                                    TIME SERVED                                           OVERSEEN

Donald W. Burton (59) Trustee       Trustee since  General Partner of The Burton          23 registered        ITC DeltaCom Inc.
                                    2002           Partnership, Limited Partnership (an   investment companies (telecommunications);
                                                   Investment Partnership) since 1979;    consisting of 34     ITC Holding Company,
                                                   Managing General Partner of the South  portfolios           Inc.
                                                   Atlantic Venture Funds since 1983;                          (telecommunications);
                                                   Member of the Investment Advisory                           Knology, Inc.
                                                   Committee of the Florida State Board                        (telecommunications);
                                                   of Administration since 2001.                               MainBancorp, N.A.
                                                                                                               bank holding
                                                                                                               company);
                                                                                                                PriCare, Inc.
                                                                                                               (healthcare);
                                                                                                               Symbion, Inc.
                                                                                                               (healthcare)

M. Colyer Crum (70)   Trustee       Trustee since  Chairman and Director Phaeton          23 registered        Cambridge
                                    1996           International, Ltd. since 1985.        investment companies Bancorp
                                                   James R. Williston Professor of        consisting of
                                                   Investment Management Emeritus,        34 portfolios
                                                   Harvard Business School since 1996;
                                                   James R. Williston Professor of
                                                   Investment Management, Harvard
                                                   Business School from 1971 to 1996;
                                                   Director of Cambridge Bancorp since
                                                   1969.

Laurie Simon Hodrick  Trustee       Trustee since  Professor of Finance and Economics,    23 registered        None
(40)                                1999           Graduate School of Business, Columbia  investment companies
                                                   University since 1998; Associate       consisting of
                                                   Professor of Finance and Economics,    34 portfolios
                                                   Graduate School of Business, Columbia
                                                   University from 1996 to 1998.

Fred G. Weiss (61)    Trustee       Trustee since  Managing Director of FGW Associates    23 registered        Watson Pharmaceutical
                                    1998           since 1997; Vice President, Planning   investment companies Inc. (pharmaceutical
                                                   Investment, and Development of Warner  consisting of        company)
                                                   Lambert Co. from 1979 to 1997;         34 portfolios
                                                   Director of Watson Pharmaceutical,
                                                   Inc. (pharmaceutical company) since
                                                   2000; Director of BTG International
                                                   PLC (global technology
                                                   commercialization company) since
                                                   2001; Director of the Michael J. Fox
                                                   Foundation for Parkinson's Research
                                                   since 2000.   Director of the
                                                   Parkinson's Action Network since 1997.


   * The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

  ** Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute.

     Certain biographical and other information relating to the Trustee who is an officer and an "interested person" of the Trust as defined in the Investment Company Act (the "interested Trust") and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

                                    TERM OF
                      POSITION(S)   OFFICE*** AND                                         NUMBER OF
NAME, ADDRESS* AND    HELD WITH THE LENGTH OF TIME PRINCIPAL OCCUPATION(S) DURING PAST    MLIM/FAM-ADVISED FUNDS     PUBLIC
AGE                   TRUST         SERVED         FIVE YEARS                             AND PORTFOLIOS OVERSEEN    DIRECTORSHIPS

Terry K. Glenn **     President and President and  President and Chairman of the          117 registered              None
(62)                  Trustee       Trustee****    MLIM/FAM advised Funds; Chairman       investment companies
                                    since 1999     (Americas Region) of MLIM from 2000 to consisting of 162
                                                   2002; Executive Vice President of MLIM portfolios
                                                   and FAM (which terms as used herein
                                                   include their corporate predecessors)
                                                   from 1983 to 2002; President of FAM
                                                   Distributors, Inc. ("FAMD" or the
                                                   "Distributor") from 1986 to 2002 and
                                                   Director thereof from 1991 to 2002;
                                                   Executive Vice President and Director
                                                   of Princeton Services, Inc.
                                                   ("Princeton Services") from 1993 to
                                                   2002; President of Princeton
                                                   Administrators, L.P. from 1988 to
                                                   2002; Director of Financial Data
                                                   Services, Inc. from 1985 to 2002.

Robert C. Doll,       Senior Vice   Senior Vice    President of the MLIM and FAM since    51 registered               None
Jr. (47)              President     President      2001; Co-Head (Americas Region)        investment companies
                                    since 1999     thereof from 2000 to 2001 and Senior   consisting of 71
                                                   Vice President thereof from 1999 to    portfolios
                                                   2001; Director of Princeton Services;
                                                   Chief Investment Officer of
                                                   Oppenheimer Funds, Inc. in 1999 and
                                                   Executive Vice President thereof from
                                                   1991 to 1999.

                                       37




Donald C. Burke       Vice          Vice President First Vice President of MLIM since     117 registered              None
(42)                  President and since 1996 and 1997 and the Treasurer of MLIM and     investment companies
                      Treasurer     Treasurer      FAM since 1999; Senior Vice President  consisting of 162
                                    since 1999     and Treasurer of Princeton Services    portfolios
                                                   since 1999; Vice President of FAMD
                                                   since 1999; Vice President of MLIM
                                                   from 1990 to 1997; Director of
                                                   Taxation of MLIM since 1990.

Richard Vella (44)    Senior Vice   Senior Vice    First Vice President of FAM and        2 registered investment     None
                      President     President      certain of its affiliates since 1999;  companies consisting of since 1999***  Managing Director, Global Index Funds  14 portfolios of Bankers Trust from 1997 to 1999;
                                                   Managing Director, International
                                                   Index Funds of Bankers Trust from
                                                   1995 to 1999.

Phil Green (39)       Senior Vice   Senior Vice    Senior Vice President of FAM and       3 registered investment     None
                      President     President      certain of its affiliates since 1999;  companies consisting of
                                    since 1999***  Managing Director and Portfolio        18 portfolios
                                                   Manager of Global Institutional
                                                   Services at Bankers Trust from 1997
                                                   to 1999; Vice President of
                                                   Quantitative Equities at Bankers
                                                   Trust in 1996; Vice President of
                                                   Foreign Exchange and Currency Overlay
                                                   Strategies at Bankers Trust from 1988
                                                   to 1999

Frank Salerno (43)    Senior Vice   Senior Vice    Chief Operating Officer,               5 registered investment     None
                      President     President      Institutional for MLIM (Americas       companies consisting of
                                    since 1999***  Region); First Vice President of FAM   40 portfolios.
                                                   and certain of its affiliates since
                                                   1999; Managing Director and Chief
                                                   Investment Officer of Structured
                                                   Investments at Bankers Trust from
                                                   1995 to 1999.

                                       38

Jeffrey B. Hewson     Director      Director       Director (Global Fixed Income) of the  1 registered investment     None
(51)                                since 1998***  Investment Adviser and certain of its  companies consisting of affiliates since 1998; Vice President  2 portfolios.
                                                   of the Investment Adviser and certain
                                                   of its affiliates from 1989 to 1998;
                                                   Portfolio Manager of the Investment
                                                   Adviser and certain of its affiliates
                                                   since 1985.

Sidney Hoots (42)     Senior Vice   Senior Vice    Senior Vice President of FAM and       5 registered investment     None
                      President     President      certain of its affiliates since 1999;  companies consisting of
                                    since 1999***  Managing Director of Global            40 portfolios.
                                                   Institutional  Services at Bankers
                                                   Trust from 1992 to 1999.

Stephen M. Benham     Secretary     Secretary      Vice President (Legal Advisory) of     12 registered investment    None
(43)                                since 2002***  MLIM since 2000; Attorney with         companies consisting of
                                                   Kirkpatrick & Lockhart LLP from 1997   48 portfolios
                                                   to 2000.

     * THE ADDRESS FOR EACH OFFICER LISTED IS P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

     ** MR. GLENN IS A DIRECTOR, TRUSTEE OR MEMBER OF AN ADVISORY BOARD OF CERTAIN OTHER INVESTMENT COMPANIES FOR WHICH FAM OR MLIM ACTS AS INVESTMENT
ADVISER. MR. GLENN IS AN "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT, OF THE TRUST BASED ON HIS FORMER POSITIONS WITH FAM, MLIM, FAMD, PRINCETON SERVICES AND PRINCETON ADMINISTRATORS.

     *** ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE TRUST.

     ****AS A TRUSTEE MR. GLENN SERVES UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, UNTIL DECEMBER 31 OF THE YEAR IN WHICH HE TURNS 72, OR UNTIL EARLIER OF HIS DEATH, RESIGNATION, OR REMOVAL AS PROVIDED IN THE FUND'S BY-LAWS, CHARTER OR BY STATUTE.

     SHARE OWNERSHIP. Information regarding each Trustee's share ownership in the Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of December 31, 2002, is set forth in the chart below.

                                                     AGGREGATE DOLLAR RANGE OF
                             AGGREGATE DOLLAR RANGE   SECURITIES IN SUPERVISED
NAME                          OF EQUITY IN THE FUND     MERRILL LYNCH FUNDS

INTERESTED TRUSTEE:

        Terry K. Glenn                 None                 over $100,000

NON-INTERESTED TRUSTEES:

        M. Colyer Crum                 None                 over $100,000
        Laurie Simon Hodrick           None                 over $100,000
        Fred G. Weiss                  None                 over $100,000

     As of February 28, 2003, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. As of December 31, 2002, none of the non-interested Trustees of the Trust nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. ("ML & Co.").

                            COMPENSATION OF TRUSTEES

The Trust pays each non-interested Trustee for service to the Index Trust an annual fee of $5,000 plus $500 per meeting attended. The Index Trust also compensates members of the Audit and Nominating Committee ("Committee"), which consists of all of the non-interested Trustees with a fee of $1,000 per year. The Index Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table shows the aggregate compensation earned by the non-interested Trustees and the aggregate compensation paid to them by all MLIM/ FAM-advised funds in each case for the calendar year ended December 31, 2002.

                                                                AGGREGATE
                                                              COMPENSATION
                                             PENSION OR          FROM THE
                                             RETIREMENT     CORPORATION AND
                                          BENEFITS ACCRUED      MLIM/FAM-
                         AGGREGATE           AS PART OF         ADVISED
                       COMPENSATION        CORPORATION       FUNDS PAID TO
 NAME                FROM CORPORATION       EXPENSES          DIRECTORS(2)

 Donald W. Burton(1)     $14,500              None             $189,042
 M. Colyer Crum          $22,000              None             $226,583
 Laurie Simon Hodrick    $20,000              None             $208,917
 Stephen B. Swensrud(3)  $12,000              None             $ 53,917
 J. Thomas Touchton(3)   $13,333              None             $139,375
 Fred G. Weiss           $20,000              None             $208,917

         (1) MR. BURTON WAS ELECTED AS A TRUSTEE OF THE TRUST AND A DIRECTOR/ TRUSTEE OF CERTAIN FAM AND AFFILIATE-ADVISED FUNDS ON APRIL 1, 2002.

         (2) THE  TRUSTEES  SERVE ON THE  BOARDS  OF  MLIM/FAM-ADVISED  FUNDS AS
             FOLLOWS: MR. BURTON (23 REGISTERED INVESTMENT COMPANIES CONSISTING OF 34 PORTFOLIOS); MR. CRUM (23 REGISTERED INVESTMENT COMPANIES CONSISTING OF 34 PORTFOLIOS); MS. HODRICK (23 REGISTERED INVESTMENT COMPANIES CONSISTING OF 34 PORTFOLIOS); MR. TOUCHTON (23 REGISTERED INVESTMENT COMPANIES CONSISTING OF 34 PORTFOLIOS); AND MR. WEISS (23 REGISTERED INVESTMENT COMPANIES CONSISTING OF 34 PORTFOLIOS).

         (3) MR. SWENSRUD RETIRED AS A TRUSTEE EFFECTIVE MARCH 15, 2002 AND MR. TOUCHTON RETIRED AS A TRUSTEE EFFECTIVE JANUARY 1, 2003.

     The Trustees may purchase Class A shares of a Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

APPROVAL OF MANAGEMENT AGREEMENT

In connection with its consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser's costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services under the Investment Advisory Agreement, but also the Fund's profitability to the Investment Adviser and the compensation paid to the Investment Adviser or its affiliates for other, non-advisory services provided to the Fund. The Trustees also considered the Investment Adviser's access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a "soft dollar" arrangement. The Board also compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Investment Advisor and its affiliates, the Board concluded that the investment advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets.

     Based on the information reviewed and the discussions, the Board including a majority of the non-interested Trustees concluded that the management fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

                               INVESTMENT ADVISER

As described  in each Funds'  prospectus,  USAA  Investment  Management  Company
(IMCO) is the manager and investment adviser, providing the services under a Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of March 31, 2003, total assets under management by IMCO were approximately $42 billion, of which approximately $25 billion were in mutual fund portfolios.


ADVISORY AND MANAGEMENT AGREEMENTS

With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by MLQA to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of .30% of the Fund's ANA, accrued daily and paid monthly.

     With respect to the S&P 500 Index Fund, and the Extended Market Index Fund, the Management Agreement will remain in effect until June 30, 2004. The Advisory Agreement will remain in effect until June 30, 2004, for the Nasdaq-100 Index Fund. The Management Agreement and the Advisory Agreement (Agreements) will continue in effect from year to year thereafter for the Funds as long as it is approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Funds) including a majority of the Directors who are not interested persons of IMCO or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Company or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. In addition to any amounts otherwise payable to IMCO as an advisory fee for current services under the Agreements, the Company shall be obligated to pay IMCO all amounts previously waived by IMCO with respect to a Fund, provided that such additional payments are made not later than three years from October 27, 2000, and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Funds expense ratio in such year to exceed, in the case of the Extended Market Index Fund, 0.50% of the average net assets of the Fund, in the case of the Nasdaq-100 Index Fund, 0.85% of the average net assets of the Fund, or in the case of the Global Titans Index Fund, 0.85% of the average net assets of the Fund.

     IMCO has voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund Member Shares to 0.35%, the S&P 500 Index Fund Reward Shares to 0.17%, the Extended Market Index Fund to 0.50%, and the Nasdaq-100 Index Fund to 1.00% of each Fund's ANA, respectively, and will reimburse the Funds for all expenses in excess of such limitations. IMCO may modify or terminate any such waiver or reimbursement at any time without prior notice to shareholders.

     With respect to the S&P 500 Index Fund, for the period of January 1, 2002, through April 30, 2002, IMCO voluntarily agreed to limit the annual expenses of the Fund to 0.18% of the Fund's ANA. Effective May 1, 2002, IMCO voluntarily agreed to limit the annual expenses of the Member Shares and the Reward Shares to 0.27% and 0.17%, respectively, of their annual average net assets, and will reimburse the Fund for all expenses in excess of those amounts. During the year ended December 31, 2002, the Fund incurred reimbursable expenses for the Member Shares and the Reward Shares of $1,898,634 and $176,994, respectively.

     With respect to the S&P 500 Index Fund, for the period of August 13, 2001 through December 31, 2001, IMCO voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund to 0.18% of the Fund's ANA. Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Portfolio, a separately registered investment company under a master-feeder relationship. For the period of August 13, 2001 through December 31, 2001, IMCO earned $1,083,054 for investment advisory services. As a result of the Fund's expenses exceeding the expense limitations, IMCO did not receive $103,452 in fees to which it would have been entitled.

     Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised by DAMI. From April 30, 2001 to August 13, 2001, DAMI received $894,189 as compensation for investment advisory services provided to the Equity 500 Portfolio. Prior to April 30, 2001, the Equity 500 Portfolio was advised by Bankers Trust Company (Bankers Trust). From January 1, 2001 through April 30, 2001, Bankers Trust received $1,058,008 as compensation for investment advisory services provided to the Equity 500 Portfolio. For the fiscal year ended December 31, 2000, Bankers Trust earned $4,136,851 as compensation for investment advisory services provided to the Equity 500 Portfolio.

     For the fiscal years or periods ended December 31, 2002, 2001, and 2000, MLQA earned $9,830, $4,976, and $357, respectively, as compensation for investment advisory services provided to the Extended Market Portfolio.

     For the last three fiscal years or periods ended December 31, IMCO earned advisory fees as follows:


        FUND                                   2002         2001       2000
        S&P 500 Index                     $2,278,017     $1,083,054      --
        Extended Market Index                    --           --         --*
        Nasdaq-100 Index                  $  108,225     $   89,670    $8,039*

     As a result of the Funds expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

        FUND                                2002          2001     2000
        S&P 500 Index - Member Shares   $ 1,898,634    $103,452      --
        S&P500 Index - Reward Shares    $   176,994     n/a        n/a
        Extended Market Index                    --      --          --*
        Nasdaq-100 Index                $   108,225    $ 89,670    $8,039*

     In addition, IMCO did not receive reimbursement for other operating expenses to which it would have been entitled as follows:

        FUND                       2002         2001        2000
        Extended Market Index   $ 81,405     $ 102,589    $48,566*
        Nasdaq-100 Index            --       $  94,061    $47,310*


        * FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000

     SUBADVISER TO THE S&P 500 INDEX AND NASDAQ-100 INDEX FUNDS. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with NTI located at 50 S. LaSalle Street, Chicago, Illinois 60675. Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from IMCO at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from IMCO equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $100 million; 0.04% of daily net assets for amounts over $100 million and up to $250 million; and 0.03% of daily net assets for amounts over $250 million. For the annual period ended September 30, 2004, NTI has agreed to waive the minimum fee of $50,000. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Management Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index(R)1, including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors and (ii) by a majority of the Directors of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. The Management Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. The Subadvisory Agreement may be terminated on sixty (60) days' written notice by NTI or at any time by IMCO and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or subadvised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                                 ADMINISTRATOR

Under an Administration and Servicing Agreement effective May 1, 2001, as amended February 20, 2002, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and



[footnote]
1 The Nasdaq-100(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by USAA Mutual Fund, Inc. The Nasdaq-100 Index Fund (the "Product(s)") is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
                                       43
various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of,
agents  and  others  to  supply   services.   For  these   services   under  the
Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to .06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to ..38%, up to .10% of this fee shall be paid to MLQA for subadministrative services; and with respect to the Nasdaq-100 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to .35% of the average net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

     Under an Investment Accounting Agreement between the Company and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the net asset value of the Fund and preparing and maintaining all related accounts and records. The Company is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

     Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised DAMI. Prior to April 30, 2001, the Equity 500 Index Portfolio was advised by Bankers Trust. For the fiscal year ended December 31, 2001, Bankers Trust and DAMI earned $0 as compensation for administrative and other services provided to the Equity 500 Portfolio regarding the master feeder relationship. For the fiscal year ended December 31, 2001, DAMI earned $0 for compensation for administrative and other services provided to the S&P 500 Index Fund as subadvisor. For the fiscal years ended December 31, 2000 and 1999, Bankers Trust earned $100,992 and $344,960, respectively, as compensation for administrative and other services provided to the Equity 500 Portfolio.

     Under the administration and services agreement between the Extended Market Portfolio and MLQA, MLQA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Extended Market
Portfolio  reasonably  deems  necessary  for the  proper  administration  of the
Extended Market Portfolio. MLQA will generally assist in all aspects of the Extended Market Portfolio's operations; supply and maintain office facilities (which may be in MLQA's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, Bylaws, investment objectives and policies, and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For the last three fiscal years or periods ended December 31, IMCO earned administrative and other services fees as follows:

        FUND                         2002           2001           2000
        S&P 500 Index            $ 792,445          --          $ 844,241
        Extended Market Index    $  84,286      $  73,290       $  13,557*
        Nasdaq-100 Index         $ 189,394      $ 156,930       $  14,068*

     As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive fees to which it would have been entitled as follows:

        FUND                        2002           2001           2000
        S&P 500 Index                --             --              --
        Extended Market Index    $  84,286      $  73,290       $  13,557*
        Nasdaq-100 Index         $ 172,646      $ 156,930       $  14,068*


        * FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.


                              GENERAL INFORMATION

UNDERWRITER

The Company has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency
Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account, except the S&P 500 Index Fund, which pays the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Company.

CUSTODIAN

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Funds investments in the Nasdaq-100 Index Fund, and the Extended Market Index Fund. State Street Bank and Trust Company, P. O. Box 1713, Boston, MA 02105, is the custodian for the Nasdaq-100 Index Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675, serves as custodian for the S&P 500 Index Fund. As custodian, it holds the S&P 500 Index Fund's assets. Northern Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. Chase Manhattan Bank, 4 Chase
MetroTech, 18th Floor, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1800, will review certain legal matters for the Company in connection with the shares offered by the prospectus. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10174 serves as counsel to the Extended Market Portfolio.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, was appointed the Company's independent auditor for the Funds starting with 2002 fiscal year-end audits. In this capacity the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Funds is provided under Fluctuation of Investment Value in its prospectus. See Valuation of Securities herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1, 5-, and 10-year periods, ended December 31, 2002, or for such lesser periods as the Funds have been in existence. (In addition, each Fund may from time to time advertise performance of the Fund for periods commencing on the date any subadviser(s) began managing the Fund, or for periods of less than one year.)

                                                1       5         FROM
S&P 500 INDEX FUND (MEMBER SHARES)             YEAR    YEAR      5/1/96
--------------------------------------------------------------------------
Return Before Taxes                          -22.19%   -0.75%     6.25%
Return After Taxes on Distributions          -22.64%   -1.37%     5.58%
Return After Taxes on
  Distributions and Sale of Fund Shares      -13.61%   -0.73%     4.95%

                                                1       5        FROM*
S&P 500 INDEX FUND (REWARD SHARES)             YEAR    YEAR     5/1/02
--------------------------------------------------------------------------
Return Before Taxes                             n/a     n/a     -18.00%
Return After Taxes on Distributions             n/a     n/a     -18.42%
Return After Taxes on
  Distributions and Sale of Fund Shares         n/a     n/a     -11.05%

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THESE RETURNS ARE CUMULATIVE.
                                                 1       5       FROM
EXTENDED MARKET INDEX FUND                     YEAR    YEAR    10/27/00
---------------------------------------------------------------------------
Return Before Taxes                          -18.20%    n/a     -15.28%
Return After Taxes on Distributions          -18.34%    n/a     -15.64%
Return After Taxes on
   Distributions and Sale of Fund Shares     -11.17%    n/a     -12.12%


                                                 1       5       FROM
NASDAQ-100 INDEX FUND                          YEAR    YEAR    10/27/00
----------------------------------------------------------------------------
Return Before Taxes                          -37.90%   n/a      -41.28%
Return After Taxes on Distributions          -37.90%    n/a     -41.29%
Return After Taxes on
   Distributions and Sale of Fund Shares     -23.27%    n/a     -30.63%


     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts. For periods after December 31, 1996, performance does not reflect the annual $10 account maintenance fee for the S&P 500 Index Fund, which fee is waived for accounts of $10,000 or more. As of December 31, 2002, the S&P 500 Index Funds Member Shares average account size was approximately $11,529 and the Reward Shares average account size was approximately $238,017.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the funds operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

        Where:  P       =   a hypothetical initial payment of $1,000
                T       =   average annual total return
                n       =   number of years
                ERV     =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

INSTRUCTIONS:

     1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

     2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

     3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the funds shares.

     4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)n = ATVD

        Where:  P       =   a hypothetical initial payment of $1,000
                T       =   average annual total return (after taxes on
                            distributions)
                n       =   number of years
                ATVD    =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

     1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

     2. Assume all distributions by the fund less the taxes due on such distributions are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

     3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the funds mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

     4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:


                               P(1 + T)n = ATVDR

        Where:  P       =   a hypothetical initial payment of $1,000
                T       =   average annual total return (after taxes on
                            distributions)
                n       =   number of years
                ATVDR   =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

     1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

     2. Assume all distributions by the fund less the taxes due on such distributions are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

     3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

     4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

     6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


                   APPENDIX A COMPARISON OF FUND PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR(R), a service that publishes rates on various bank products such as CDs, MMDAs, and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESSWEEK,   a  national  business  weekly  that  periodically   reports  the
performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL  WORLD  MAGAZINE,  a  monthly  magazine  that  periodically   features
companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR FIVE STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news. San Francisco Chronicle, a newspaper that may cover financial news.

SMARTMONEY, a monthly magazine featuring news and articles on investing and mutual funds.

THE WALL STREET JOURNAL(R), a Dow Jones and Company, Inc. newspaper that covers financial news.

USA TODAY(R), a newspaper that may cover financial news.

U.S. NEWS & WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Fund may also be tracked by Lipper, A Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     Other sources for total return and other performance data that may be used by the Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX B SHORT-TERM DEBT RATINGS

MOODY'S MUNICIPAL

MIG-1/VMIG1   This  designation  denotes best quality.  There is present  strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2   This designation  denotes high quality.  Margins of protection are ample  although  not so large as in the  preceding  group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

              * Leading market positions in well-established industries.

              * High rates of return on funds employed.

              * Conservative capitalization structures with moderate reliance on debt and ample asset protection.

              * Broad margins in earning coverage of fixed financial charges and high internal cash generation.

              * Well-established  access  to a  range  of  financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2    Satisfactory   capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2     Capacity  for  timely  payment  on  issues  with  this   designation  is
        satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DBRS COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition, which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which DBRS has for the "R-1 (high)" category
               (which few  companies are able to achieve),  entities  rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

ALL THREE DBRS RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

                        APPENDIX C DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------
                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------

   $100     $10         10         $ 6          16.67       $10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500  ***$41         62.77   ***$39          66.35    ***$46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                        APPENDIX D USAA FAMILY OF FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

------------------------                        --------------------------
    ASSET ALLOCATION FUNDS                         TAX EXEMPT BOND FUNDS
  -------------------------                     --------------------------
      Balanced Strategy                                 Long-Term
    Cornerstone Strategy                            Intermediate-Term
   Growth and Tax Strategy                             Short-Term
                                                   State Bond/Income
                                                    Income Strategy


  ---------------------                        --------------------------
      EQUITY FUNDS                                 TAXABLE BOND FUNDS
  ---------------------                        --------------------------
      Aggressive Growth                                 GNMA Trust
        Capital Growth                          High-Yield Opportunities
       Emerging Markets                                    Income
      First Start Growth                         Intermediate-Term Bond
 Precious Metals and Minerals                        Short-Term Bond
          Growth
       Growth & Income                         --------------------------
       Income Stock                                 MONEY MARKET FUNDS
       International                           --------------------------
    Science & Technology                               Money Market
      Small Cap Stock                           Tax Exempt Money Market
           Value                              Treasury Money Market Trust
       World Growth                               State Money Market


 --------------------------
          INDEX FUNDS
  --------------------------
    Extended Market Index
       Nasdaq-100 Index
 S&P 500 Index (Reward Shares)
 S&P 500 Index (Member Shares)

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

WILSHIRE 4500 IS A TRADEMARK AND WILSHIRE IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100, NASDAQ-100 INDEX, AND NASDAQ ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE CORPORATIONS) AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR OUR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                       APPENDIX E -- INVESTING IN AN IRA

An individual retirement account, or IRA, is a personal, tax-advantaged retirement plan. An employed person can contribute earned income into an IRA up to a certain maximum amount per year. Federal tax laws dictate the level of participation and eligibility for an IRA, including whether employee and/or employer contributions are tax-deductible. IRAs offer you a tax-advantaged way to invest, while giving you a variety of investment options that have the potential to grow on a tax-deferred or tax-free basis.

For example, if you contribute only $166.66 a month into an IRA earning an average annual return of 8%, in 20 years you could accumulate approximately $98,821. Under a new law, if you contribute $250 a month and earn the same 8% annually, in 20 years you could accumulate $148,237, which is 50% more.

[LINE GRAPH CHART SHOWING ACCUMULATION OF INVESTMENT]

                      $2,000         $3,000
5  YEARS
10 YEARS
15 YEARS
20 YEARS             $98,821        $148,237


                            INVESTING MORE ADDS UP.

[  ] $3,000 Contribution
[  ] $2,000 Contribution

This is a hypothetical illustration and should not be considered an indication of any USAA product. Unless Congress provides otherwise, the Economic Growth and Tax Relief Reconciliation Act of 2001 will expire on December 31, 2010, and contribution limits will revert to prior law.

28083-11503